Exhibit 99.1

BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O NATIONAL STORAGE AFFILIATES TRUST P.O. BOX 1342 BRENTWOOD, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: VIEW MATERIALS & VOTE SCAN TO VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [ ], 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NSA2026SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [ ], 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it by [ ], 2026 in the postage paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. T00483-TBD KEEP THIS PORTION FOR YOUR RECORDS NATIONAL STORAGE AFFILIATES TRUST DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION The Board of Trustees recommends you vote FOR proposals 1, 2 and 3: 1. Merger Proposal: to approve the merger of National Storage Affiliates Trust (“NSA”) with and into Pelican Merger Sub I, LLC (“Merger Sub I”), a wholly owned direct subsidiary of Public Storage (“Public Storage”), pursuant to the Agreement and Plan of Merger, dated as of March 16, 2026 (as amended from time to time, the “merger agreement”), by and among NSA, NSA OP, LP, Public Storage, Public Storage OP, L.P., Merger Sub I, and Pelican Merger Sub II, LLC, an indirect subsidiary of Public Storage, with Merger Sub I continuing as the surviving company (the “company merger”), and the other transactions contemplated by the merger agreement. 2. Compensation Proposal: to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to NSA’s named executive officers that is based on or otherwise relates to the company merger and the other transactions contemplated by the merger agreement. 3. Adjournment Proposal: to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Merger Proposal. NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon and date. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For Against Abstain Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. T00484-TBD NATIONAL STORAGE AFFILIATES TRUST 8400 East Prentice Avenue, 9th Floor Greenwood Village, CO 80111 Special Meeting of Shareholders [ ], 2026, [ ], Mountain Daylight Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder(s) of National Storage Affiliates Trust, a Maryland real estate investment trust (“NSA”), hereby appoint(s) David G. Cramer and Brandon S. Togashi, or either of them, as proxies for the undersigned, each with the power to appoint his substitute, and hereby authorize(s) them to attend the Special Meeting of Shareholders of NSA to be held on [ ], 2026, at [ ] Mountain Daylight Time (the “Special Meeting”), via live webcast at www.virtualshareholdermeeting.com/NSA2026SM, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned as if personally present at the meeting. The undersigned acknowledges receipt of the Notice of such Special Meeting and accompanying proxy statement, the terms of each of which are incorporated herein by reference, and revokes any proxy previously given with respect to the meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR proposals 1, 2 and 3. If any other matters properly come before the Special Meeting, and any adjournment or postponement thereof, the persons named in the proxy will vote in their discretion on such matters. PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION Continued, and must be signed and dated on the other side